Domo Announces Fiscal 2019 Third Quarter Financial Results
30% Year-Over-Year Growth in Total Revenue
29% Year-Over-Year Growth in Billings

Silicon Slopes, Utah - December 6, 2018 - Domo, Inc. (Nasdaq: DOMO), provider of the leading cloud-based operating system for business, today announced results for the fiscal 2019 third quarter ended October 31, 2018.

Fiscal Third Quarter Results

•	Total revenue was $36.8 million, an increase of 30% year over year

•	Subscription revenue represented 83% of total revenue

•	Billings were $38.8 million or 29% year-over-year growth

•	Subscription gross margin was 73% compared to 60% in Q3 fiscal 2018

•	GAAP operating margin improved by 73 percentage points year over year

•	Non-GAAP operating margin improved by 77 percentage points year over year

•	GAAP operating expenses decreased 10% year over year

•	Non-GAAP operating expenses decreased 14% year over year

•	GAAP net loss was $32.5 million, and GAAP net loss per share was $1.24, based on 26.3 million weighted-average shares outstanding

•	Non-GAAP net loss was $27.9 million, and non-GAAP net loss per share was $1.06, based on 26.3 million weighted-average shares outstanding

•	Cash and cash equivalents were $206.0 million

Comments
"We executed very well in Q3 as our results show, and we expect that strong execution to continue into Q4 and into fiscal 2020" said Josh James, Domo founder and CEO. "Demand for our products and services continues to grow as enterprises around the globe embrace digital transformation and push our products deeper into their business processes. We have a very large multi-billion-dollar market opportunity in front of us. I’m incredibly proud of our team, the efficiencies they found, and their enormous contributions in helping us deliver on all our commitments."

"Q3 was another strong quarter for us," said Bruce Felt, CFO. "We continued to improve execution across all functions of the organization. We are pleased with the productivity gains from sales. As we displayed this quarter, we will continue to focus on realizing more out of our cost structure next quarter to drive growth."

Recent Highlights
We believe the following points and accolades are leading indicators of what’s to come in our business through our commitment to product innovation and customer success:

•	Domo was recognized with a 2018 Gartner Peer Insights Customer Choice for Analytics and Business Intelligence Platforms.

•	Domo received Gold as Enterprise Product of the Year — All Other Software category — in the Best of Biz awards, as chosen by a panel of editors and writers from top-tier publications.

•	Domo announced a new Retail Suite, built on the power of the Domo platform, to give retail customers innovative solutions to optimize store and product performance.

•
Domo announced the formation of the Domo Enterprise Advisory Board, a new advisory group of six former global CIOs of organizations including BP, Coca-Cola, DuPont and Microsoft. This group was brought together to help Domo customers start or move deeper into their digital transformation journeys.

•
Domo, for the second year in a row, made Deloitte's Technology Fast 500TM, a ranking based on the three-year growth rates through fiscal 2018, of the fastest growing technology, media, telecommunications, life sciences and energy tech companies in North America.

•	Domo was named the Business Intelligence Market Leader category winner by the 2018 CRM Market Awards, as chosen by CRM magazine.

•	Domo was ranked both an Overall Experience and a Credibility Leader in Dresner Advisory Services’ 2018 Small and Mid-Sized Enterprise (SME) Business Intelligence (BI) Market Study.

•	Domo achieved certification for ISO/IEC 27001 and ISO/IEC 27018, two of the most widely accepted and recognized international standards for information security management.

Business Outlook
Based on information available as of December 6, 2018, Domo is providing the following guidance for Q4 and full year fiscal 2019:
Q4 Fiscal 2019

•	Revenue is expected to be in the range of $37.5 million to $37.9 million

•	Non-GAAP net loss per share is expected to be between $1.23 to $1.27 based on 26.5 million weighted-average shares outstanding
Full Year Fiscal 2019

•	Revenue is expected to be in the range of $140.6 million to $141.0 million

•	Non-GAAP net loss per share is expected to be between $8.79 to $8.83 based on 16.4 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2019 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at www.domo.com/IR. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#8473747. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) December 20, 2018.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. In computing these measures, we exclude the effects of stock-based compensation expense, amortization of intangible assets and the reversal of continent tax-related accruals. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q4 fiscal quarter and full fiscal year 2019, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Prospectus related to our initial public offering filed with the SEC on June 29, 2018 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2018 expected to be filed with the SEC on or about December 14, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

# # #

Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2017	2018	2017	2018
Revenue:
Subscription	$22,656	$30,398	$62,811	$85,227
Professional services and other	5,646	6,446	15,640	17,829
Total revenue	28,302	36,844	78,451	103,056
Cost of revenue:
Subscription (1)	9,102	8,193	23,608	24,514
Professional services and other (1)	3,292	4,734	9,177	12,497
Total cost of revenue	12,394	12,927	32,785	37,011
Gross profit	15,908	23,917	45,666	66,045

Operating expenses:
Sales and marketing (1)	33,552	28,034	100,482	101,692
Research and development (1)	18,787	18,803	58,681	58,786
General and administrative (1), (2), (3)	7,280	7,055	21,813	21,906
Total operating expenses	59,619	53,892	180,976	182,384
Loss from operations	(43,711)	(29,975)	(135,310)	(116,339)

Other (expense) income, net (1)	(74)	(2,371)	251	(7,188)
Loss before provision for income taxes	(43,785)	(32,346)	(135,059)	(123,527)
Provision for income taxes	99	199	296	909
Net loss	$(43,884)	$(32,545)	$(135,355)	$(124,436)

Net loss per share (basic and diluted)	$(27.27)	$(1.24)	$(85.45)	$(9.61)
Weighted-average number of shares (basic and diluted)	1,609	26,338	1,584	12,954

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$13	$74	$36	$144
Professional services and other	10	34	31	112
Sales and marketing	453	1,441	1,505	5,490
Research and development	628	1,630	1,745	5,106
General and administrative	1,273	1,461	3,820	6,056
Other income, net	8	14	25	5
Total stock-based compensation expenses	$2,385	$4,654	$7,162	$16,913

(2) Includes amortization of intangible assets, as follows:
General and administrative	$20	$20	$60	$60

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$—	$(3,513)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$61,972	$205,999
Accounts receivable, net	35,484	29,805
Contract acquisition costs	9,661	8,795
Prepaid expenses and other current assets	6,144	8,063
Total current assets	113,261	252,662

Property and equipment, net	14,952	12,664
Contract acquisition costs, noncurrent	11,521	15,486
Intangible assets, net	3,026	4,569
Goodwill	9,478	9,478
Other assets	3,117	1,671
Total assets	$155,355	$296,530

Liabilities, convertible preferred stock and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$12,121	$4,247
Accrued expenses and other current liabilities	49,428	46,603
Current portion of deferred revenue	66,712	72,862
Total current liabilities	128,261	123,712

Deferred revenue, noncurrent	4,244	3,207
Other liabilities, noncurrent	5,324	4,658
Long-term debt	46,332	98,094
Total liabilities	184,161	229,671

Commitments and contingencies

Convertible preferred stock	693,158	—
Stockholders' (deficit) equity:
Common stock	2	26
Additional paid-in capital	35,301	948,686
Accumulated other comprehensive income	506	356
Accumulated deficit	(757,773)	(882,209)
Total stockholders' (deficit) equity	(721,964)	66,859
Total liabilities and stockholders' (deficit) equity	$155,355	$296,530

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2017	2018	2017	2018
Cash flows from operating activities
Net loss	$(43,884)	$(32,545)	$(135,355)	$(124,436)
Adjustments to reconcile net loss to net cash used in operating activities:	—	—
Depreciation and amortization	1,993	2,170	5,806	6,692
Amortization of intangible assets	20	20	60	60
Amortization of contract acquisition costs	2,277	2,117	6,655	5,750
Stock-based compensation	2,385	4,654	7,162	16,913
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Capitalized interest	—	648	—	1,641
Remeasurement of warrant liability	—	—	—	(56)
Changes in operating assets and liabilities:
Accounts receivable, net	(922)	(2,539)	(570)	5,679
Contract acquisition costs	(3,856)	(3,461)	(10,669)	(9,243)
Prepaid expenses and other assets	(812)	646	(641)	(1,747)
Accounts payable	1,449	(5,188)	2,525	(6,476)
Accrued and other liabilities	4,827	849	3,500	(42)
Deferred revenue	1,713	1,947	5,691	5,113
Net cash used in operating activities	(34,810)	(30,682)	(115,836)	(103,665)

Cash flows from investing activities
Purchases of property and equipment	(913)	(1,468)	(5,091)	(4,673)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	206,627
Payments of costs related to initial public offering	—	(650)	—	(4,063)
Proceeds from issuance of convertible preferred stock, net of issuance costs	(15)	—	99,071	(87)
Debt proceeds, net of issuance costs	—	—	(50)	49,651
Proceeds from exercise of stock options	238	4	909	276
Repurchases of common stock	—	—	(121)	—
Principal payments on capital lease obligations	(9)	—	(27)	(44)
Net cash provided by (used in) financing activities	214	(646)	99,782	252,360
Effect of exchange rate changes on cash and cash equivalents	(46)	(7)	13	5
Net (decrease) increase in cash and cash equivalents	(35,555)	(32,803)	(21,132)	144,027
Cash and cash equivalents at beginning of period	83,407	238,802	68,984	61,972
Cash and cash equivalents at end of period	$47,852	$205,999	$47,852	$205,999

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2017	2018	2017	2018
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$22,656	$30,398	$62,811	$85,227
Cost of revenue:
Subscription	9,102	8,193	23,608	24,514
Subscription gross profit on a GAAP basis	13,554	22,205	39,203	60,713
Subscription gross margin on a GAAP basis	60%	73%	62%	71%

Stock-based compensation	13	74	36	144
Subscription gross profit on a non-GAAP basis	$13,567	$22,279	$39,239	$60,857
Subscription gross margin on a non-GAAP basis	60%	73%	62%	71%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$59,619	$53,892	$180,976	$182,384
Stock-based compensation	(2,354)	(4,532)	(7,070)	(16,652)
Amortization of intangible assets	(20)	(20)	(60)	(60)
Reversal of contingent tax-related accrual	—	—	—	3,513
Total operating expenses on a non-GAAP basis	$57,245	$49,340	$173,846	$169,185

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(43,711)	$(29,975)	$(135,310)	$(116,339)
Stock-based compensation	2,377	4,640	7,137	16,908
Amortization of intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Operating loss on a non-GAAP basis	$(41,314)	$(25,315)	$(128,113)	$(102,884)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(154)%	(81)%	(172)%	(113)%
Stock-based compensation	8	12	9	16
Amortization of intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	—	(3)
Operating margin on a non-GAAP basis	(146)%	(69)%	(163)%	(100)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(43,884)	$(32,545)	$(135,355)	$(124,436)
Stock-based compensation	2,385	4,654	7,162	16,913
Amortization of intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	—	(3,513)
Net loss on a non-GAAP basis	$(41,479)	$(27,871)	$(128,133)	$(110,976)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(27.27)	$(1.24)	$(85.45)	$(9.61)
Stock-based compensation	1.48	0.18	4.52	1.31
Amortization of intangible assets	0.01	—	0.04	—
Reversal of contingent tax-related accrual	—	—	—	(0.27)
Net loss per share on a non-GAAP basis	$(25.78)	$(1.06)	$(80.89)	$(8.57)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2017	2018	2017	2018
Billings:
Total revenue	$28,302	$36,844	$78,451	$103,056
Add:
Deferred revenue (end of period)	54,047	72,862	54,047	72,862
Deferred revenue, noncurrent (end of period)	1,580	3,207	1,580	3,207
Less:
Deferred revenue (beginning of period)	(52,409)	(70,693)	(48,719)	(66,712)
Deferred revenue, noncurrent (beginning of period)	(1,505)	(3,429)	(1,217)	(4,244)
Increase in deferred revenue (current and noncurrent)	1,713	1,947	5,691	5,113
Billings	$30,015	$38,791	$84,142	$108,169